SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549




                             FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)           AUGUST 28, 1997



                           CHESAPEAKE ENERGY CORPORATION
               (Exact name of Registrant as specified in its Charter)



        OKLAHOMA                1-13726                     73-1395733
(State or other jurisdiction   (Commission                 (IRS Employer
of incorporation)               File Number)              Identification No.)


          6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA     73118
              (Address of principal executive offices)          (Zip Code)

                         (405) 848-8000
       (Registrant's telephone number, including area code)

                INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS

     On  August 28, 1997, Chesapeake Energy Corporation ("Chesapeake") issued a
press release  announcing  fiscal  1997  results.   The  August  28, 1997 press
release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.   The following exhibit is filed herewith:

          99   Press Release issued by the Registrant on August 28, 1997.

                             SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              CHESAPEAKE ENERGY CORPORATION


                              BY   MARCUS C. ROWLAND
                                   Marcus C. Rowland
                                   Vice President - Chief Financial Officer

Dated: September 3, 1997

__________________________EXHIBIT INDEX______________________________


EXHIBIT   DESCRIPTION                       METHOD OF FILING
99        Press Release issued by the       Filed herewith electronically
          Registrant on August 28, 1997.


                                 CONTACT: MARC ROWLAND, CHIEF FINANCIAL OFFICER
                                                        (405)848-8000, EXT. 232

FOR IMMEDIATE RELEASE                            TOM PRICE, JR.,VICE PRESIDENT-
AUGUST 28, 1997                                           CORPORATE DEVELOPMENT
                                                        (405)848-8000, EXT. 257


                         CHESAPEAKE ENERGY CORPORATION
                         ANNOUNCES FISCAL 1997 RESULTS

OKLAHOMA CITY, OKLAHOMA, AUGUST 28, 1997 -- Chesapeake Energy Corporation (NYSE:CHK) today reported preliminary financial results for the fiscal 1997 year ended June 30, 1997. For the year, Chesapeake expects to report a net loss of $183 million, or $2.63 per common share, on total revenue of $280 million. This loss includes the impact of a $236 million asset writedown recorded in the fourth quarter under the full cost method of accounting. Excluding the impact of the writedown, net income after extraordinary items for the year was $28 million, or $0.40 per common share. By comparison, in fiscal 1996, Chesapeake reported net income of $23 million, or $0.40 per common share, on total revenue of $149 million. Operating cash flow for fiscal 1997 increased 80% to $163 million compared to $90 million in fiscal 1996. Additional financial information will be available in Chesapeake's fiscal 1997 Form 10-K, which will be filed prior to September 30, 1997.

            PRODUCTION VOLUMES AND RESERVE INFORMATION

During fiscal 1997, Chesapeake's oil and natural gas production totaled 79 billion cubic feet of natural gas equivalent (bcfe), a 31% increase over the 60 bcfe produced in fiscal 1996. During the fourth quarter, Chesapeake produced
21.3 bcfe, a 4% increase over the 20.5 bcfe produced in the fiscal 1997 third quarter and a 21% increase over the 17.6 bcfe produced in the fourth quarter last year.

As of June 30, 1997, Chesapeake's estimated proved reserves were 17.4 million barrels of oil and 299 billion cubic feet of natural gas, or 403 bcfe, a 5% decrease from last year's 425 bcfe of proved reserves. The company's estimated proved undeveloped reserves, particularly in the Knox and Independence areas, were negatively impacted in the fourth quarter by increased development costs and decreased gas prices as of June 30. The present value of the estimated future net revenue attributable to Chesapeake's proved reserves (before income taxes and discounted at 10%) was $437 million.

         FISCAL 1998 BUDGET, CASH RESOURCES, AND INVESTMENT PORTFOLIO

Chesapeake's fiscal 1998 capital expenditure budget is projected to be $250-275 million. This budget will be funded from the company's fiscal 1998 operating cash flow and the company's June 30, 1997 cash and short term investments of approximately $200 million. Additionally, during fiscal 1998, the company expects to generate $100-125 million in cash (and realize $40-50 million of pre-tax gains) from the sale of its strategic investments in the oil field service and gas gathering and processing industries. As an additional cash resource consideration, none of Chesapeake's debt has scheduled principal payments during the next five years.

Chesapeake's strategic investments consists of three primary assets: (i) 39% ownership of Bayard Drilling Technologies, Inc. (the largest private drilling contractor in the U.S. and fifth largest overall); (ii) 50% interest in the Louisiana Austin Chalk Gathering System (a joint venture with Mitchell Energy and Development Corporation); and (iii) 15.5% interest in the Masters Creek Gas Plant (a joint venture among Union Pacific Resources Corporation, Sonat Inc., Helmerich & Payne, Inc., and OXY USA, Inc.). On August 27, 1997, Bayard filed a registration statement for an initial public offering of its common stock. Chesapeake anticipates selling substantially all of its ownership in Bayard in the IPO.

                      DRILLING PROGRAM UPDATE

Chesapeake is currently utilizing 25 rigs to conduct its fiscal 1998 drilling program. Of these rigs, 10 are drilling in the Louisiana Trend, 4 are drilling in the Giddings Field, 8 are drilling in southern Oklahoma, 2 are drilling in New Mexico, and 1 is drilling in Montana.

                LOUISIANA AUSTIN CHALK TREND UPDATE

In the Louisiana Austin Chalk Trend, Chesapeake is currently drilling 10 gross (8.5 net) wells and is participating in an additional 17 gross (1.4 net) wells operated by others:

Well #  Well Name      Area           Operator      Status
  1.    Addison 8          Masters Creek  Chesapeake    Drilling Vertically
  2.    Clark 23           St. Landry     Chesapeake    Preparing to Spud
  3.    Cypress 1          S. Brookeland  Chesapeake    Drilling Vertically
  4.    Giles 22           Masters Creek  Chesapeake    Drilling Horizontally
  5.    Labokay 26         Masters Creek  Chesapeake    Drilling Horizontally
  6.    Lord 1             Masters Creek  Chesapeake    Drilling Vertically
  7.    Lord 25            Masters Creek  Chesapeake    Drilling Horizontally
  8.    McRight 11         Masters Creek  Chesapeake    Drilling Horizontally
  9.    Rieckers 5         Masters Creek  Chesapeake    Preparing to Spud
 10.    Wahlder 29         Masters Creek  Chesapeake    Drilling Horizontally
 11.    Harmon 16          Baton Rouge    Union Pacific Waiting on Pipeline
 12.    Crosby 12          Masters Creek  Union Pacific Waiting on Pipeline
 13.    Crosby 13          Masters Creek  Union Pacific Drilling Horizontally
 14.    Crosby "A" 22      Masters Creek  Union Pacific Drilling Vertically
 15.    Crosby 27          Masters Creek  Union Pacific Drilling Vertically
 16.    Exxon 2            Masters Creek  Union Pacific Drilling Vertically
 17.    Johnson 24         Masters Creek  Union Pacific Drilling Horizontally
 18.    Quinn 15           Masters Creek  Union Pacific Drilling Vertically
 19.    Rice Land 14       S. Brookeland  Union Pacific Completing
 20.    Goins 7            Masters Creek  Sonat         Completing
 21.    Hudson 2           Masters Creek  Sonat         Drilling Vertically
 22.    Maricle 14         Masters Creek  Sonat         Drilling Horizontally
 23.    Bullock "A" 5      Masters Creek  OXY           Drilling Vertically
 24.    Lambright "A" 4    Masters Creek  OXY           Drilling Vertically
 25.    Mid-State "A" 27   Masters Creek  OXY           Drilling Horizontally
 26.    Myers 17           St. Landry     Belco         Drilling Vertically
 27.    Merrick Estate 10  Baton Rouge    Amoco         Drilling Vertically

Initial production test data from five of Chesapeake's ten drilling wells and eight of the 17 wells operated by others should be available by late September.

To date, 96 wells have been drilled or are drilling in the Louisiana Austin Chalk Trend, of which 66 are located in the Masters Creek area. The tables below summarize the activity currently known to Chesapeake in the Louisiana
Trend:

Masters Creek:             Productive<F1> Abandoned  Drilling Total
Chesapeake                       15          1           8     24
Union Pacific                    10          2          10     22
Sonat                             5          0           5     10
Oxy                               7          0           3     10
Belco                             0          0           0      0
                                 --         --          --     --
Masters Creek Industry
  Totals                         37          3          26     66
                                 ==         ==          ==     ==
_______________

<F1> Includes wells producing and waiting on pipeline.

Non-Masters Creek:          Productive<F1> Abandoned  Drilling Total
Chesapeake                        8          6           2     16
Union Pacific                     3          1           1      5
Sonat                             2          0           0      2
Oxy                               1          0           1      2
Belco                             3          1           1      5
                                 --         --          --     --
Non-Masters Creek Industry
  Totals                         17          8           5     30
                                 ==         ==          ==     ==
_______________

<F1> Includes wells producing and waiting on pipeline.

                              MANAGEMENT COMMENT

Aubrey K. McClendon, Chesapeake's Chief Executive Officer provided the following summary: "While we are obviously disappointed with the financial results of fiscal 1997, we believe our performance in fiscal 1998 will improve. Because of our redirected Austin Chalk drilling program in Louisiana, ongoing developmental drilling campaigns in southern Oklahoma and in Giddings, recent exploration results in the Nesson project in North Dakota and the Lovington project in New Mexico, and exploration initiatives in the Tuscaloosa in Louisiana, the Wilcox in Louisiana and Texas, and the Deep Arbuckle in Oklahoma, we believe fiscal 1998 will mark an important turnaround period for Chesapeake.

We believe the keys to our recovery are in place: $300 million in cash and expected investment realizations, a re-focused and lower risk drilling program, and an experienced and motivated management team. We look forward to sharing with you our anticipated improvement in corporate performance in fiscal 1998.

Additionally, Chesapeake's Board of Directors has recently approved the repurchase of up to $50 million of the company's common stock. These purchases may be made from time to time through open market transactions, privately negotiated transactions, or block trades."

                                     ####

CHESAPEAKE ENERGY CORPORATION IS AN INDEPENDENT OIL AND NATURAL GAS PRODUCER HEADQUARTERED IN OKLAHOMA CITY WHICH SPECIALIZES IN UTILIZING ADVANCED SEISMIC, DRILLING AND COMPLETION TECHNOLOGIES TO DEVELOP NEW RESERVES OF OIL AND NATURAL GAS. THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING IN MAJOR ONSHORE PRODUCING AREAS OF THE UNITED STATES.

THE INFORMATION IN THIS RELEASE INCLUDES CERTAIN FORWARD-LOOKING STATEMENTS THAT ARE BASED ON ASSUMPTIONS THAT IN THE FUTURE MAY PROVE NOT TO HAVE BEEN ACCURATE. THOSE STATEMENTS, AND CHESAPEAKE ENERGY CORPORATION'S BUSINESS AND PROSPECTS, ARE SUBJECT TO A NUMBER OF RISKS, INCLUDING PRODUCTION VARIANCES FROM EXPECTATIONS, VOLATILITY OF OIL AND GAS PRICES, THE NEED TO DEVELOP AND REPLACE ITS RESERVES, THE SUBSTANTIAL CAPITAL EXPENDITURES REQUIRED TO FUND ITS OPERATIONS, ENVIRONMENTAL RISKS, DRILLING AND OPERATING RISKS, RISKS RELATED TO EXPLORATORY AND DEVELOPMENTAL DRILLING, UNCERTAINTIES ABOUT ESTIMATES OF RESERVES, COMPETITION, GOVERNMENT REGULATION, AND THE ABILITY OF THE COMPANY TO IMPLEMENT ITS BUSINESS STRATEGY. THESE AND OTHER RISKS ARE DESCRIBED IN THE COMPANY'S DOCUMENTS AND REPORTS THAT ARE AVAILABLE FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.


                CHESAPEAKE ENERGY CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                      ($ in 000's, except per share data)
                                  (unaudited)

THREE MONTHS ENDED:                                           June 30, 1997                    June 30, 1996
                                                     --------------------------------  ----------------------------------
                                                             $             $/MCFE              $              $/MCFE
                                                     ---------------  ---------------  ---------------   ----------------
REVENUES:
   Oil and gas sales                                        45,354           2.13            33,612           1.91
   Oil and gas marketing sales                              23,743           1.12            13,083           0.75
   Oil and gas service operations                                -              -               997           0.06
   Interest and other                                        5,430           0.25             1,790           0.10
                                                     -------------    -----------      ------------      ---------
     Total revenues                                         74,527           3.50            49,482           2.82
                                                     -------------    -----------      ------------      ---------
EXPENSES:
   Production expenses and taxes                             4,925           0.23             2,464           0.14
   Oil and gas marketing expenses                           23,845           1.12            12,898           0.73
   Oil and gas service operations                                -              -               632           0.04
   Impairment of oil and gas properties                    236,000          11.09                 -              -
   Depreciation, depletion, and amortization
     of oil and gas properties                              42,358           1.99            15,631           0.89
   Depreciation and amortization of other assets             1,073           0.05             1,006           0.06
   General and administrative                                2,582           0.12             1,481           0.08
   Interest                                                  8,680           0.41             3,962           0.23
                                                     -------------    -----------      ------------      ---------
      Total expenses                                       319,463          15.01            38,074           2.17
                                                     -------------    -----------      ------------      ---------
Income (Loss) Before Income Taxes
   and Extraordinary Item                                 (244,936)        (11.51)           11,408           0.65
Provision (Benefit) for Income Taxes                       (27,153)         (1.28)            4,050           0.23
                                                     -------------    -----------      ------------      ---------
Income (Loss) Before Extraordinary Item                   (217,783)        (10.23)            7,358           0.42
EXTRAORDINARY ITEM:
   Loss on early extinguishment of debt, net of
     applicable income tax                                       -              -                 -              -
                                                     -------------    -----------      ------------      ---------
NET INCOME (LOSS)                                         (217,783)        (10.23)            7,358           0.42
                                                     =============    ===========      ============      =========
EARNINGS (LOSS) PER COMMON AND
COMMON EQUIVALENT SHARE (PRIMARY)
       INCOME (LOSS) BEFORE EXTRAORDINARY ITEM               (2.97)             -              0.12              -
       EXTRAORDINARY ITEM                                        -              -                 -              -
                                                     -------------    -----------      ------------      ---------
       NET INCOME (LOSS)                                     (2.97)             -              0.12              -
                                                     =============    ===========      ============      =========
EARNINGS (LOSS) PER COMMON AND
COMMON EQUIVALENT SHARE (FULLY DILUTED)
       INCOME (LOSS) BEFORE EXTRAORDINARY ITEM               (2.97)             -              0.12              -
       EXTRAORDINARY ITEM                                        -              -                 -              -
                                                     -------------    -----------      ------------      ---------
       NET INCOME (LOSS)                                     (2.97)             -              0.12              -
                                                     =============    ===========      ============      =========
WEIGHTED AVERAGE COMMON AND COMMON
EQUIVALENT SHARES OUTSTANDING (IN 000'S)
       PRIMARY                                              73,315              -            63,410              -
       FULLY DILUTED                                        73,315              -            63,626              -
                                                     =============    ===========      ============      =========
OPERATING CASH FLOWS<F1>                                    34,495           1.62            28,045           1.60
                                                     =============    ===========      ============      =========
PRODUCTION AND PRICING DATA:
THOUSANDS OF BARRELS OF OIL (MBBL):                            853        +  126%               377
MILLIONS OF CUBIC FEET OF GAS (MMCF):                       16,168        +    6%            15,300
MILLIONS OF CUBIC FEET OF GAS EQUIVALENTS (MMCFE):          21,286        +   21%            17,562

AVERAGE PRICE/BARREL                                       $ 19.10        +    1%           $ 18.94
AVERAGE PRICE/MCF                                           $ 1.80        +    4%           $  1.73
AVERAGE GAS EQUIVALENT PRICE/MCFE                           $ 2.13        +   12%           $  1.91
_______________

<F1> Income (loss) before extraordinary item, depreciation, depletion and amortization,  income tax, and impairment of oil and gas properties.

                CHESAPEAKE ENERGY CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                      ($ IN 000'S, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)
FISCAL YEAR ENDED:                                              JUNE 30, 1997                      JUNE 30,  1996
                                                     --------------------------------   --------------------------------
                                                             $              $/MCFE              $              $/MCFE
                                                     -------------    ------------      -------------     --------------
REVENUES:
   Oil and gas sales                                       192,920            2.45            110,849           1.84
   Oil and gas marketing sales                              76,172            0.97             28,428           0.47
   Oil and gas service operations                                -               -              6,314           0.11
   Interest and other                                       11,223            0.15              3,831           0.06
                                                     -------------    ------------      -------------     ----------
     Total revenues                                        280,315            3.57            149,422           2.48
                                                     -------------    ------------      -------------     ----------
EXPENSES:
   Production expenses and taxes                            15,107            0.19              8,303           0.14
   Oil and gas marketing expenses                           75,140            0.96             27,452           0.45
   Oil and gas service operations                                -               -              4,895           0.08
   Impairment of oil and gas properties                    236,000            3.00                 -             -
   Depreciation, depletion, and amortization
     of oil and gas properties                             103,264            1.31             50,899           0.85
   Depreciation and amortization of other assets             3,782            0.05              3,157           0.05
   General and administrative                                8,802            0.11              4,828           0.08
   Interest                                                 18,550            0.24             13,679           0.23
                                                     -------------    ------------      -------------     ----------
      Total expenses                                       460,645            5.86            113,213           1.88
                                                     -------------    ------------      -------------     ----------
Income (Loss) Before Income Taxes
    and Extraordinary Item                                (180,330)          (2.29)            36,209           0.60
Provision (Benefit) for Income Taxes                        (3,573)          (0.04)            12,854           0.21
                                                     -------------    ------------      -------------     ----------
Income (Loss) Before Extraordinary Item                   (176,757)          (2.25)            23,355           0.39
EXTRAORDINARY ITEM:
   Loss on early extinguishment of debt, net of
     applicable income tax of $3,804                        (6,620)          (0.08)                 -              -
                                                     -------------    ------------      -------------     ----------
NET INCOME (LOSS)                                         (183,377)          (2.33)            23,355           0.39
                                                     =============    ============      =============     ==========
EARNINGS (LOSS) PER COMMON AND
COMMON EQUIVALENT SHARE (PRIMARY)
       INCOME (LOSS) BEFORE EXTRAORDINARY ITEM               (2.53)              -               0.40              -
       EXTRAORDINARY ITEM                                    (0.10)              -                  -              -
                                                     -------------    ------------      -------------     ----------
       NET INCOME (LOSS)                                     (2.63)              -               0.40              -
                                                     =============    ============      =============     ==========
EARNINGS (LOSS) PER COMMON AND
COMMON EQUIVALENT SHARE (FULLY DILUTED)
       INCOME (LOSS) BEFORE EXTRAORDINARY ITEM               (2.53)              -               0.40              -
       EXTRAORDINARY ITEM                                    (0.10)              -                  -              -
                                                     -------------    ------------      -------------     ----------
       NET INCOME (LOSS)                                     (2.63)              -               0.40              -
                                                     =============    ============      =============     ==========
WEIGHTED AVERAGE COMMON AND COMMON
EQUIVALENT SHARES OUTSTANDING (IN 000'S)
       PRIMARY                                              69,838               -             58,342              -
       FULLY DILUTED                                        69,838               -             58,922              -
                                                     =============    ============      =============     ==========
OPERATING CASH FLOWS<F1>                                   162,716            2.07             90,265           1.50
                                                     =============    ============      =============     ==========
PRODUCTION AND PRICING DATA:
THOUSANDS OF BARRELS OF OIL (MBBL):                          2,770        +    96%              1,413
MILLIONS OF CUBIC FEET OF GAS (MMCF):                       62,005        +    20%             51,710
MILLIONS OF CUBIC FEET OF GAS EQUIVALENTS (MMCFE):          78,625        +    31%             60,190

AVERAGE PRICE/BARREL                                       $ 20.93        +    17%            $ 17.85
AVERAGE PRICE/MCF                                           $ 2.18        +    31%             $ 1.66
AVERAGE GAS EQUIVALENT PRICE/MCFE                           $ 2.45        +    33%             $ 1.84
- ----------------

<F1> Income (loss) before extraordinary item, depreciation, depletion and amortization,  income tax, and impairment of oil and gas properties.

                CHESAPEAKE ENERGY CORPORATION AND SUBSIDIARIES
                     SUMMARIZED CONSOLIDATED BALANCE SHEET
                                 ($ IN 000'S)
                                  (UNAUDITED)
                                        JUNE 30, 1997             JUNE 30, 1996
                                      ---------------            --------------
Cash and short-term investments              $206,649                   $51,638
Other current assets                           90,956                    57,535
                                      ---------------            --------------
     Total current assets                     297,605                   109,173

Property and equipment                        607,366                   451,174
Other assets                                   44,097                    11,988
                                      ---------------            --------------
      TOTAL ASSETS                           $949,068                  $572,335
                                      ===============            ==============
Current liabilities                          $146,326                  $108,834
Long-term liabilities                         515,853                   285,734
Stockholders' equity                          286,889                   177,767
                                      ---------------            --------------
      TOTAL LIABILITIES AND
        STOCKHOLDERS' EQUITY                 $949,068                  $572,335
                                      ===============            ==============


                                           RESERVE DATA
                                           JUNE 30, 1997
                                                                    GAS
                                   OIL               GAS         EQUIVALENT
                                  (MBbl)            (MMcf)         (MMcfe)
                               ---------         ---------       ---------
Proved Developed Reserves          7,324           151,879         195,823
Proved Undeveloped Reserves       10,049           146,887         207,181
                               ---------         ---------       ---------
      Total Proved Reserves       17,373           298,766         403,004
                               =========         =========       =========

SEC PV 10%                                                        $437,386

Weighted Average Year-end
  Pricing                         $18.38             $2.12
